UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2014

Enumeral Biomedical Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-185891	99-0376434
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

One Kendall Square,

Building 400, 4th Floor

Cambridge, MA 02139

(Address of principal executive offices, including zip code)

+1 (617) 674-1865

(Registrant’s telephone number, including area code)

Krizikova 22

Prague 8, 18600, Czech Republic

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is filed by Enumeral Biomedical Holdings, Inc. to file Exhibit 16.1 and to revise Item 4.01 to reflect such filing.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On July 31, 2014, Anton & Chia, LLP, was dismissed as our independent registered public accounting firm. On the same date, Friedman LLP was engaged as our new independent registered public accounting firm. The Board of Directors of the Company approved the dismissal of Anton & Chia, LLP and approved the engagement of Friedman LLP as our independent registered public accounting firm.

None of the reports of Anton & Chia, LLP on our financial statements for past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that our audited financial statements contained in our Annual Report on Form 10-K for the fiscal year ended October 31, 2013, filed with the SEC, included a going concern qualification in the report of Anton & Chia, LLP.

During the Company’s two most recent fiscal years ended October 31, 2013 and 2012, and the subsequent interim periods preceding their dismissal, there were no disagreements with Anton & Chia, LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Anton & Chia, LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements.

The Company provided Anton & Chia, LLP with a copy of the disclosures it is making in this Current Report and has requested that Anton & Chia, LLP furnish it with a letter addressed to the SEC stating whether they agree with the above statements. A copy of the letter is filed as an Exhibit 16.1 to this Current Report.

During the two most recent fiscal years and the interim periods preceding the engagement, and through the date of this Current Report, neither the Company nor anyone on its behalf has previously consulted with Friedman LLP regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Friedman LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated as of July 31, 2014, by and among the Registrant, Acquisition Sub and Enumeral Biomedical Corp.

3.1*	Amended and Restated Certificate of Incorporation of the Registrant

3.2*	Amended and Restated By-Laws of the Registrant

3.3*	Certificate of Merger of Enumeral Biomedical Corp., with and into Acquisition Sub, filed July 31, 2014

1

Exhibit Number	Description

10.1*	Split-Off Agreement, dated as of July 31, 2014, by and among the Registrant, Cerulean Operating Corp. and Olesya Didenko

10.2*	General Release Agreement, dated as of July 31, 2014, by and among the Registrant, Cerulean Operating Corp. and Olesya Didenko

10.3*	Form of Lock-Up Agreement between the Registrant and the officers, directors and shareholders party thereto

10.4*	Form of Subscription Agreement between the Registrant and the investors party thereto

10.5*	Form of PPO Warrant for Common Stock of the Registrant

10.6*	Placement Agency Agreement, dated July 3, 2014, between the Registrant and EDI Financial, Inc., as amended by Amendment No. 1 dated as of July 21, 2014

10.7*	Placement Agency Agreement, dated July 25, 2014, between the Registrant and Katalyst Securities LLC

10.8*	Form of Agent Warrant for Common Stock of the Registrant

10.9*	Form of Registration Rights Agreement dated July 31, 2014, among the Registrant and the other parties thereto

10.10*	Voting Agreement dated July 31, 2014, among the Registrant and the other parties thereto

10.11*†	The Registrant’s 2014 Equity Incentive Plan

10.12*†	Form of Non-Qualified Stock Option Agreement under 2014 Equity Incentive Plan

10.13*†	Form of Stock Appreciation Right Grant Agreement under 2014 Equity Incentive Plan

10.14*†	Form of Restricted Stock Agreement under 2014 Equity Incentive Plan

10.15*†	Form of Incentive Stock Option Agreement under 2014 Equity Incentive Plan

10.16*†	Amended and Restated Employment Agreement, dated as of July 21, 2014 between Enumeral Biomedical Corp. and Arthur Tinkelenberg, as assumed by the Registrant

10.17*†	Amended and Restated Employment Agreement, dated as of July 21, 2014 between Enumeral Biomedical Corp. and John Rydzewski, as assumed by the Registrant

10.18*†	Employment Agreement, dated as of May 19, 2011 between Enumeral Biomedical Corp. and Derek Brand, as assumed by the Registrant

10.19*	Real Estate Lease Agreement, dated as of July 16, 2012, between Enumeral Biomedical Corp. and RB Kendall Fee, LLC

2

Exhibit Number	Description

10.20*	Loan and Security Agreement, dated as of December 5, 2011, between Enumeral Biomedical Corp. and Square 1 Bank, as amended

10.21*‡	Form of Warrant, issued by Enumeral Biomedical Corp. to Square 1 Bank

10.22*	Exclusive Patent License Agreement, dated as of April 15, 2011, between Enumeral Biomedical Corp. and the Massachusetts Institute of Technology (confidential portions have been omitted and filed separately with the Commission)

10.23*	First Amendment to Exclusive Patent License Agreement, effective as of March 8, 2013, between Enumeral Biomedical Corp. and the Massachusetts Institute of Technology (confidential portions have been omitted and filed separately with the Commission)

10.24*	Second Amendment to Exclusive Patent License Agreement, effective as of July 16, 2014, between Enumeral Biomedical Corp. and the Massachusetts Institute of Technology

10.25*	Contract Research Agreement, dated as of February 28, 2012, between Enumeral Biomedical Corp. and Crucell Holland B.V. (confidential portions have been omitted and filed separately with the Commission)

10.26*	1st Amendment to Contract Research Agreement, dated as of March 22, 2013, between Enumeral Biomedical Corp. and Crucell Holland B.V. (confidential portions have been omitted and filed separately with the Commission)

10.27*	Master Service Provider Agreement, dated as of March 14, 2012, between Enumeral Biomedical Corp. and Anthrogenesis Corporation D/B/A Celgene Cellular Therapeutics (confidential portions have been omitted and filed separately with the Commission)

10.28*	Change Order, dated as of December 16, 2013, between Enumeral Biomedical Corp. and Celgene Cellular Therapeutics (confidential portions have been omitted and filed separately with the Commission)

10.29*	Research Agreement, dated as of June 18, 2012, between Enumeral Biomedical Corp. and sanofi-aventis U.S. Inc. (confidential portions have been omitted and filed separately with the Commission)

10.30*	Services Agreement, dated as of October 8, 2013, between Enumeral Biomedical Corp. and Novartis Pharma AG (confidential portions have been omitted and filed separately with the Commission)

10.31*	Agreement, dated as of March 21, 2013, between Enumeral Biomedical Corp. and Fikst (confidential portions have been omitted and filed separately with the Commission)

10.32*	Award/Contract, dated as of September 17, 2012, between Enumeral Biomedical Corp. and National Cancer Institute (confidential portions have been omitted and filed separately with the Commission)

10.33*‡	Form of Warrant issued by Enumeral Biomedical Corp. to the investors in the Bridge Notes offering

3

Exhibit Number	Description

10.34*‡	Warrant dated April 15, 2014 issued by Enumeral Biomedical Corp. to John J. Rydzewski.

10.35*‡	Warrant dated April 15, 2014 issued by Enumeral Biomedical Corp. to Arthur Tinkelenberg.

10.36*‡	Warrant dated April 25, 2014 issued by Enumeral Biomedical Corp. to BlackBook Capital LLC

10.37*	Option Agreement dated July 31, 2014 between Registrant and John J. Rydzewski

10.38*	Option Agreement dated July 31, 2014 between Registrant and Arthur Tinkelenberg

10.39*	Option Agreement dated July 31, 2014 between Registrant and Derek Brand

10.40*	Option Agreement dated July 31, 2014 between Registrant and Anhco Nguyen

10.41*	Option Agreement dated July 31, 2014 between Registrant and Kevin Sarney

10.42*‡	Option Agreement dated July 25, 2013 between Enumeral Biomedical Corp. and Derek Brand

10.43*‡	Option Agreement dated July 25, 2013 between Enumeral Biomedical Corp. and Anhco Nguyen

10.44*‡	Offer Letter dated July 25, 2014, between Enumeral Biomedical Corp. and Kevin Sarney

10.45*	Form of Indemnification Agreement between the Registrant and each of its directors and officers

16.1**	Letter, dated August 11, 2014, from Anton & Chia, LLP to the Securities and Exchange Commission

99.1*	Press Release of the Registrant, dated July 31, 2014

*	Previously filed.
**	Filed herewith.
†	Management contract or compensatory plan or arrangement
‡	Represents an option or warrant issues by Enumeral Biomedical Corp. and as such the number of shares issuable upon exercise and the exercise have not been revised to reflect the conversion to the right to receive common stock of the Registrant

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENUMERAL BIOMEDICAL HOLDINGS, INC.

Dated: August 12, 2014	By:	/s/ Arthur H. Tinkelenberg
Name: Arthur H. Tinkelenberg
Title: Chief Executive Officer

Exhibit Listing

Exhibit Number	Description

16.1**	Letter, dated August 11, 2014, from Anton & Chia, LLP to the Securities and Exchange Commission

**	Filed herewith.